UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 15, 2018

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MAXWELL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)
 _____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders (“Annual Meeting”) of Maxwell Technologies, Inc. (the "Company") held on May 15, 2018, the Company’s stockholders approved the four proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.
The stockholders of the Company elected Franz Fink and Steven Bilodeau to serve as Class I directors for a three-year term by the following vote:

Name	Votes For	Votes Withheld	Broker Non-Votes
Franz Fink	18,878,249	532,973	11,785,229
Steven Bilodeau	17,616,940	1,794,282	11,785,229
The stockholders approved an amendment to the Company's 2013 Omnibus Equity Incentive Plan, increasing the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,244,693	3,063,844	102,685	11,785,229
The stockholders approved the ratification of the appointment of BDO USA LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018, by the following vote:

Votes For	Votes Against	Abstain
30,770,087	376,703	49,661
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2017, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,680,802	5,131,068	599,352	11,785,229

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ David Lyle
David Lyle
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Date: May 18, 2018